 As filed with the Securities and Exchange Commission on February 6, 2001

                                                Registration No. 333-52710
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                         COMPUTER SCIENCES CORPORATION
            (Exact name of registrant as specified in its charter)

                      Nevada                                           95-2043126
         (State or other jurisdiction of                            (I.R.S. Employer
          incorporation or organization)                         Identification Number)

                            2100 East Grand Avenue
                         El Segundo, California 90245
                                (310) 615-0311
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             HAYWARD D. FISK, ESQ.
                 Vice President, General Counsel and Secretary
                         Computer Sciences Corporation
                            2100 East Grand Avenue
                         El Segundo, California 90245
                                (310) 615-0311
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

                                With copies to:
                             RONALD S. BEARD, ESQ.
                              BRIAN D. KILB, ESQ.
                          Gibson, Dunn & Crutcher LLP
                              333 S. Grand Avenue
                          Los Angeles, CA 90071-3197
                                (213) 229-7000

                                ---------------

     Approximate date of commencement of proposed sale to the public:

  From time to time after this Registration Statement becomes effective.

                                ---------------

   If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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                             EXPLANATORY NOTE

   The purpose of this Amendment No. 1 to the Registration Statement is to attach an exhibit to the Registration Statement. Other than the Exhibit Index set forth below, no changes have been made to the text of Part I or Part II of the Registration Statement.

                                  PART II

                INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits

   The Exhibit Index is attached hereto and incorporated by reference.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Segundo, State of California, on this 6th day of February, 2001.

                                          COMPUTER SCIENCES CORPORATION

                                                           *
                                          By: _________________________________
                                                      Van B. Honeycutt
                                                  Chairman, President and
                                                  Chief Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

             Signature                           Title                   Date
             ---------                           -----                   ----

                 *                   Chairman, President and       February 6, 2001
____________________________________  Chief Executive Officer
          Van B. Honeycutt            (Principal Executive
                                      Officer)

                 *                   Vice President, Chief         February 6, 2001
____________________________________  Financial Officer and
           Leon J. Level              Director (Principal
                                      Financial Officer)

                 *                   Vice President and            February 6, 2001
____________________________________  Controller (Principal
            Bryan Brady               Accounting Officer)

                 *                   Director                      February 6, 2001
____________________________________
        Irving W. Bailey, II

                 *                   Director                      February 6, 2001
____________________________________
          Stephen L. Baum

                 *                   Director                      February 6, 2001
____________________________________
         William R. Hoover

                 *                   Director                      February 6, 2001
____________________________________
        Thomas A. McDonnell

                 *                   Director                      February 6, 2001
____________________________________
          Warren McFarlan

             Signature                           Title                   Date
             ---------                           -----                   ----
                 *                   Director                      February 6, 2001
----------------------------------
          James R. Mellor

                 *                   Director                      February 6, 2001
----------------------------------
        William P. Rutledge



*By: /s/ Hayward D. Fisk
    ---------------------------
         Hayward D. Fisk
         Attorney-in-Fact

                                 EXHIBIT INDEX

 Exhibit
 Number                                Description
 -------                               -----------
  1.1    Form of Underwriting Agreement (Equity)**

  1.2    Form of Underwriting Agreement (Debt Securities)**

  4.1 Restated Articles of Incorporation of the Company filed with the Nevada Secretary of State on November 21, 1988 (incorporated by reference to Exhibit 3(a) to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1989)

  4.2 Amendment to Restated Articles of Incorporation of the Company filed with the Nevada Secretary of State on August 11, 1992 (incorporated by reference to Appendix B to the Company's Proxy Statement for the Annual Meeting held on August 10, 1992)

  4.3 Amendment to Restated Articles of Incorporation of the Company filed with the Nevada Secretary of State on July 31, 1996 (incorporated by reference to Appendix D to the Company's Proxy Statement for the Annual Meeting of Stockholders held on July 31, 1996)

  4.4    Certificate of Amendment of Certificate of Designations of Series A
          Junior Participating Preferred Stock, effective August 1, 1996
          (incorporated by reference to the Company's Current Report on Form 8-
          K dated August 1, 1996)

  4.5    Bylaws of the Company, amended and restated effective December 6, 1999
          (incorporated by reference to Exhibit 3.5 to the Company's Annual
          Report on Form 10-K for the fiscal year ended March 31, 2000)

  4.6 Rights Agreement dated as of February 18, 1998 (incorporated by reference to the Company's Registration Statement on Form 8-A filed on February 25, 1998)

  4.7    Form of Senior Indenture*

  4.8    Form of Subordinated Indenture*

  4.9 Form of any Unsubordinated Debt Security with respect to each particular series of Unsubordinated Debt Securities**

  4.10 Form of any Subordinated Debt Security with respect to each particular series of Subordinated Debt Securities**

  4.11   Form of Certificate of Designations with respect to Preferred Stock**

  4.12   Form of specimen certificate representing shares of Preferred Stock**

  4.13   Form of specimen certificate representing shares of Common Stock
          (incorporated by reference from Exhibit 4.1 to the Registration
          Statement on form S-3 (No. 33-57265) filed on January 13, 1995)

  5.1    Opinion of Gibson, Dunn & Crutcher LLP

 12.1    Computation of Ratios of Earnings to Fixed Charges and of Ratios of
          Earnings to Fixed Charges and Preferred Stock Dividends*

 23.1    Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1)

 23.2    Consent of Deloitte & Touche LLP

 24.1    Power of Attorney*

 25.1    Statement of eligibility of Trustee on Form T-1**

--------

 * Previously filed.

** To be filed by amendment hereto or pursuant to a Current Report on Form 8-K to be incorporated herein by reference.